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                                                                     Exhibit 1.1

                         FORM OF UNDERWRITING AGREEMENT

                              PlanVista Corporation

                             Shares of Common Stock

                                                          ________________, 2002

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
  as Representative of the several Underwriters
c/o Friedman, Billings, Ramsey & Co., Inc.
1001 19th Street North
Arlington, Virginia  22209

Dear Sirs:

                  PlanVista Corporation, a Delaware corporation (the "Company"), and certain stockholders of the Company listed on Schedule I hereto (the "Selling Stockholders"), each confirms its agreement with each of the Underwriters listed on Schedule II hereto (collectively, the "Underwriters"), for whom Friedman, Billings, Ramsey & Co., Inc. is acting as representative (in such capacity, the "Representatives"), with respect to the sale by the Company and each Selling Stockholder of an aggregate of ____________ shares (the "Initial Shares") of Common Stock, par value $0.01 per share, of the Company ("Common Stock") in the respective numbers of shares set forth opposite the names of the Company and each such Selling Stockholder in Schedule I hereto, and the purchase by the Underwriters, acting severally and not jointly, of the respective number of shares of Common Stock set forth opposite the names of the Underwriters in Schedule II hereto. The Company also confirms the grant of the option described in Section 1(b) hereof to purchase all or any part of __________ additional shares of Common Stock to cover overallotments (the "Option Shares"), if any, from the Company to the Underwriters, acting severally and not jointly. The _________ shares of Common Stock to be purchased by the Underwriters and all or any part of the ___________ shares of Common Stock subject to the option described in Section l(b) hereof are hereinafter called, collectively, the "Shares".

                  The Company has prepared and filed with the Securities and Exchange Commission (the "Commission"), a registration statement on Form S-1 (No. 333-66540) and a related preliminary prospectus for the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder (the "Securities Act Regulations"). The Company has prepared and filed such amendments thereto and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement as amended at the time it became effective (including all exhibits, financial

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schedules and information deemed (whether by incorporation by reference or otherwise) to be a part of the registration statement at the time it became effective pursuant to Rule 430A of the Securities Act Regulations or otherwise) is hereinafter called the "Registration Statement," except that, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), "Registration Statement" shall refer to such registration statement as so amended. Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the 462(b) Registration Statement. Each prospectus included in the registration statement, or amendments thereof or supplements thereto, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Securities Act Regulations is hereinafter called the "Preliminary Prospectus." The term "`Prospectus" means the prospectus in the form included in the Registration Statement at the time of effectiveness, or if Rule 430A of the Securities Act Regulations is relied upon, the term "Prospectus" shall also include the final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Securities Act Regulations, and any amendments thereof or supplements thereto. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

                  The Company and the Selling Stockholders understand that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable after the effective date of the Registration Statement and this Agreement has been executed and delivered. The Company and the Selling Stockholders hereby confirm that the Underwriters and dealers have been authorized to distribute or cause to be distributed each Preliminary Prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes any amendments or supplements thereto to the Underwriters).

                  Each of the certain Selling Stockholders listed on Schedule IV hereto has executed and delivered a Custody Agreement and a Power of Attorney in the form attached hereto as Exhibit A (the "Agreement and Power of Attorney") pursuant to which each Selling Stockholder party thereto has placed the Initial Shares to be sold by it pursuant to this Agreement in custody and appointed the person designated therein (the "Attorney-in-Fact") with the authority to execute and deliver this Agreement on behalf of such Selling Stockholder and to take certain other actions with respect thereto and hereto.

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                  The Company, the Selling Stockholders and the Underwriters
agree as follows:

1.       Sale and Purchase:

         (a) Initial Shares. Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of $________ (which price reflects the Company's one-for-five reverse stock split, effected shortly prior to the effectiveness of the Registration Statement), the Company agrees to sell to the Underwriters the number of Initial Shares set forth in Schedule I opposite its name and each Selling Stockholder agrees to sell to the Underwriters the number of Initial Shares set forth in Schedule I opposite such Selling Stockholder's name, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders the number of Initial Shares set forth in Schedule II opposite such Underwriter's name, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof, subject in each case, to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares. The Underwriters may from time to time increase or decrease the public offering price of the Initial Shares from the initial price of such Initial Shares in the offering to such extent as the Underwriters may determine.

         (b) Option Shares. In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share set forth in paragraph (a), the Company hereby grants an option to purchase all or any part of the ____________shares of Common Stock set forth opposite the name of the Company in Schedule I hereto to the Underwriters. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representative to the Company setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representative, but shall not be later than three full business days (or earlier, without the consent of the Company, than two full business days) after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Shares, the Company will sell that number of Option Shares then being purchased, and each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Shares then being purchased which the number of Initial Shares set forth in Schedule II opposite the name of such Underwriter bears to the total number of Initial Shares, subject in each case to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares. The Underwriters may from time to time increase or decrease the

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public offering price of the Option Shares from the initial price of such Option
Shares in the offering to such extent as the Underwriters may determine.

      2.          Payment and Delivery:

         (a) Initial Shares. Payment of the purchase price for the Initial Shares shall be made to the Company and the Selling Stockholders by wire transfer of immediately available funds or certified or official bank check payable in federal (same-day) funds at the offices of Gibson, Dunn & Crutcher LLP located at 1050 Connecticut Avenue, N.W., Suite 900, Washington, D.C. 20036 (unless another place shall be agreed upon by the Representative and the Company) against delivery of the certificates for the Initial Shares to the Representative for the respective accounts of the Underwriters. Such payment and delivery shall be made at 9:30 a.m., New York City time, on the third (fourth, if pricing occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time, not later than ten business days after such date, shall be agreed to by the Representative and the Company). The time at which such payment and delivery are actually made is hereinafter sometimes called the "Closing Time." Certificates for the Initial Shares shall be delivered to the Representative in definitive form registered in such names and in such denominations as the Representative shall specify. For the purpose of expediting the checking of the certificates for the Initial Shares by the Representative, the Company agrees to make such certificates available to the Representative for such purpose at least one full business day preceding the Closing Time.

         (b) Option Shares. In addition, in the event the option with respect to the Option Shares is exercised in whole or in part on one or more occasions, payment of the purchase price for the Option Shares so purchased shall be made to the Company by wire transfer of immediately available funds or certified or official bank check payable in federal (same-day) funds at the offices of Gibson, Dunn & Crutcher LLP located at 1050 Connecticut Avenue, N.W., Suite 900, Washington, D.C. 20036 (unless another place shall be agreed upon by the Representative and the Company), against delivery of the certificates for the Option Shares to the Representative for the respective accounts of the Underwriters. Such payment and delivery shall be made at 9:30 a.m., New York City time, on each Date of Delivery determined pursuant to Section 1(b) above. Certificates for the Option Shares shall be delivered to the Representative in definitive form registered in such names and in such denominations as the Representative shall specify. For the purpose of expediting the checking of the certificates for the Option Shares by the Representative, the Company agrees to make such certificates available to the Representative for such purpose at least one full business day preceding the relevant Date of Delivery.

      3.          Representations and Warranties of the Company and the Selling
Stockholders:

         I.       The Company represents and warrants to each Underwriter that:

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                  (a) each subsidiary of the Company is named in Exhibit 21.1 to the Registration Statement (collectively, the "Subsidiaries"). Each of the Company and each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own, lease, license and operate its respective assets and properties and to conduct its respective business as described in the Registration Statement and Prospectus and, in the case of the Company, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby (including the issuance and sale of the Shares to be sold by it);

                  (b) each of the Company and each Subsidiary is duly qualified or licensed to do business as a foreign corporation by each jurisdiction in which the nature of the business conducted by it or the location of the assets or properties owned, leased, licensed or operated by it requires such qualification or license and in which the failure, individually or in the aggregate, to be so qualified or licensed could have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, and the Company and each of the Subsidiaries are duly qualified, and are in good standing, in each jurisdiction in which they own or lease real property or maintain an office and in which such qualification is necessary, except where the failure to be so qualified and in good standing would not have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole; except as disclosed in the Prospectus, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary's capital stock or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary's property or assets to the Company or to any other Subsidiary; other than as disclosed in the Prospectus, the Company does not control or own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

                  (c) the Company and its Subsidiaries are in compliance in all material respects with all applicable laws, rules, regulations, orders, decrees and judgments, including those relating to transactions with affiliates;

                  (d) neither the Company nor any of its Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would constitute a breach of or default under), any term or provision of its respective certificate of incorporation or charter or by-laws, or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties is bound, except for such breaches or defaults which

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would not have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole; and the execution, delivery and performance of this Agreement and consummation of any of the transactions contemplated hereby and thereby (including the issuance and sale of the Shares to be sold by it), will not give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with, or result in any breach or violation of, or constitute a default under (nor constitute any event which with notice, lapse of time or both would constitute a breach of or default under), or require any consent or waiver under, any provision of the certificate of incorporation or charter or by-laws of the Company or any of its Subsidiaries, or any provision of any franchise, permit, license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or its Subsidiaries, except for such consents or waivers which have already been obtained and are in full force and effect;

                  (e) all necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company; this Agreement has been duly authorized, executed and delivered by the Company and isthe legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

                  (f) no approval, authorization, consent, license, permit, certificate or order of or filing by or with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the Company's execution, delivery and performance of this Agreement, its consummation of the transaction contemplated hereby, or its sale and delivery of the Shares, other than (A) such as have been obtained and are in full force and effect, or will have been obtained and will be in full force and effect at the Closing Time or the relevant Date of Delivery, as the case may be, under the Securities Act, (B) such approvals as have been obtained and are in full force and effect in connection with the approval of the quotation of the Shares on the Nasdaq National Market and (C) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters; all actions necessary to delist the Common Stock from the New York Stock Exchange have been duly taken and such delisting has been effected;

                  (g) each of the Company and its Subsidiaries has all necessary licenses, authorizations, consents, permits, certificates and approvals and has made all

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necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary licenses, authorizations, consents, permits, certificates and approvals from other persons, required in order to own, lease and license their respective assets and properties and conduct their respective businesses as described in the Prospectus, all of which are valid and in full force and effect, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such licenses, authorizations, consents, permits, certificates or approvals would not, individually or in the aggregate, have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole; neither the Company nor any of its Subsidiaries is required by any applicable law to obtain accreditation or certification from any governmental agency or authority in order to provide the products and services which it currently provides or which it proposes to provide as set forth in the Prospectus; neither the Company nor any of its Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent, permit, certificate or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of its Subsidiaries the effect of which could be material and adverse to the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole; no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination of any such license, authorization, consent, permit, certificate or approval or results in any other material impairment of the rights of the Company or any Subsidiary thereunder; and no such license, authorization, consent, permit, certificate or approval contains a materially burdensome restriction that is not adequately disclosed in the Registration Statement and the Prospectus;

                  (h) the Company has an authorized capitalization as set forth in the Prospectus under the caption "Capitalization;" the outstanding shares of capital stock of the Company and its Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable and none of them was issued in violation of any preemptive or other similar right, and all of the outstanding shares of capital stock of the Subsidiaries are directly or indirectly owned of record and beneficially by the Company; all securities issued by the Company, any of its Subsidiaries or any trust established by the Company or any Subsidiary, have been issued and sold in compliance with (x) all applicable federal and state securities laws, (y) the laws of the applicable jurisdiction of incorporation of the issuing entity and (z) to the extent applicable, the requirements of the New York Stock Exchange and the Nasdaq National Market; except as disclosed in the Prospectus, there are no outstanding
(i) securities or obligations of the Company or any of its Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations, commitments, plans or arrangements of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options; there are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any shares of capital stock of the Company or any such rights pursuant to its certificate of incorporation or by-laws or any agreement or instrument to or by which the Company is a party or bound;

                  (i) each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or the use of the Prospectus has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission, and any request on the part of the Commission for additional information has been complied with; any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Securities Act Regulations has been or will be made in the manner and within the time period required by such Rule 424(b);

                  (j) the Preliminary Prospectus and the Registration Statement comply and the Prospectus and any further amendments or supplements thereto will, when they have become effective or are filed with the Commission, as the case may be, comply in all material respects with the requirements of the Securities Act, the Securities Act Regulations, the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the Commission promulgated thereunder; the Registration Statement did not, and any amendment thereto will not, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Preliminary Prospectus does not, and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date and at the Closing Time and on each Date of Delivery (if any), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; when any related Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Securities Act Regulations), and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus, as amended or supplemented, complied in all material respects with the applicable provisions of the Securities Act and the Securities Act Regulations and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representative to the Company expressly for use in the Registration Statement or the Prospectus (that information being limited to that described in the last sentence of the first paragraph of Section 9(b) hereof); all information furnished to the Underwriters by the Company for use in the preparation of the documents to be filed with the National Association of Securities Dealers, Inc. or state securities or blue sky authorities is true and correct and does not contain an untrue statement of a material fact nor does it omit to state any material fact required to be stated therein or necessary to make such information not misleading;

                  (k) the Preliminary Prospectus was and the Prospectus delivered to the Underwriters for use in connection with this offering will be identical to the versions of the Preliminary Prospectus and Prospectus created to be transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T;

                  (l) all legal or governmental proceedings, contracts, leases or documents of a character required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus have been so filed, summarized or described as required; the summaries and descriptions in the Registration Statement and the Prospectus of the contracts, leases and other legal documents therein described present fairly the information required to be shown; each agreement described in the Registration Statement and the Prospectus or listed in the exhibits to the Registration Statement or incorporated by reference is in full force and effect and is valid and enforceable by and against the Company or the Subsidiary party thereto in accordance with its terms;

                  (m) there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which, individually or in the aggregate, could result in a judgment, decree, award or order having a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, affect the consummation of this Agreement or which is required to be disclosed in the Registration Statement and the Prospectus that is not so disclosed;

                  (n) the financial statements, including the notes and schedules thereto, included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the entities to which such financial statements relate (the "Covered Entities") as of the dates indicated and the consolidated results of operations and changes in financial position and cash flows of the Covered Entities for the periods specified; such financial statements and related notes and schedules have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and in accordance with Regulation S-X promulgated by the Commission and all adjustments necessary for a fair presentation of the results for such periods have been made; the amounts in the Prospectus under the captions "Prospectus Summary -

Summary Financial Information" and "Selected Consolidated Financial Information" fairly present the information shown therein and have been compiled on a basis consistent with the financial statements included in the Registration Statement and the Prospectus; the unaudited pro forma financial information (including the related notes) included in the Prospectus or any Preliminary Prospectus complies as to form in all material respects to the applicable accounting requirements of the Securities Act and the Securities Act Regulations, and management of the Company believes that the assumptions underlying the pro forma adjustments are reasonable; such pro forma adjustments have been properly applied to the historical amounts in the compilation of the information and such information fairly presents with respect to the Company and the Subsidiaries, the financial position, results of operations and other information purported to be shown therein at the respective dates and for the respective periods specified;

                  (o) PricewaterhouseCoopers LLP, whose reports on the consolidated financial statements and related schedules of the Company and its Subsidiaries are filed with the Commission as part of the Registration Statement and Prospectus, are and were during the periods covered by their reports independent public accountants as required by the Securities Act and the Securities Act Regulations;

                  (p) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may be otherwise stated in the Registration Statement or Prospectus, there has not been
(A) any material adverse change in the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise), present or prospective, of the Company and its Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (B) any transaction, which is material to the Company and its Subsidiaries taken as a whole, contemplated or entered into by the Company or any of its Subsidiaries, (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any of its Subsidiaries, which is material to the Company and its Subsidiaries taken as a whole, (D) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, or any redemption, purchase or other acquisition by the Company (or agreement to do any of the foregoing) of any shares of its capital stock, (E) any issuance of any securities of the Company or (F) any loss or interference with the Company or any Subsidiary's assets, business or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which is material to the Company and its Subsidiaries taken as a whole;

                  (q) the Common Stock and the Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus;

                  (r) there are no persons with registration or other similar rights to have any equity securities, including securities which are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, (i) except for certain of the Selling Stockholders, to the extent of the equity securities to be offered and sold by such Selling Stockholders as contemplated by this Agreement, and (ii) except for those registration or similar rights which have been waived with respect to the offering contemplated by this Agreement, all of which registration or similar rights described in clauses (i) and (ii) are fairly summarized in the Prospectus;

                  (s) the Shares to be sold by the Company have been duly authorized and, when issued and duly delivered against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the certificate of incorporation or by-laws of the Company, under any agreement to which the Company or any of its Subsidiaries is a party or otherwise;

                  (t) the Company has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

                  (u) neither the Company nor any of its officers, directors, stockholders or affiliates (i) is required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act or the rules and regulations thereunder, or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the By-laws of the National Association of Securities Dealers, Inc. (the "NASD")) any member firm of the NASD, except as set forth in the Registration Statement or otherwise disclosed in writing to the Representative;

                  (v) the Company has not relied upon the Representative or legal counsel for the Representative for any legal, tax or accounting advice in connection with the offering and sale of the Shares;

                  (w) any certificate signed by any officer of the Company or any Subsidiary delivered to the Representative or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby;

                  (x) the form of certificate used to evidence the Common Stock and the Shares complies in all material respects with all applicable statutory requirements, with any applicable requirements of the certificate of incorporation and by-laws of the Company and the requirements of the Nasdaq National Market;

                  (y) each of the Company and each Subsidiary has good and marketable title in fee simple to all real property, if any, and good title to all personal property owned by it, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company or any Subsidiary are held under valid, existing and enforceable leases, free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary;

                  (z) each of the Company and each Subsidiary owns or possesses adequate and enforceable license or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights (including applications for any of the foregoing) and know-how (collectively, "Intangibles") necessary to entitle the Company and each Subsidiary to conduct its business as described in the Prospectus, and neither the Company, nor any Subsidiary, has received notice of infringement of or conflict with (and the Company knows of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles;

                  (aa) the books, records and accounts of the Company and its Subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in and dispositions of the assets and the results of operations of the Company and the Subsidiaries; the Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;
(iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

                  (bb) each of the Company and the Subsidiaries has filed on a timely basis all necessary federal, state, local and foreign tax returns required to be filed through the date hereof and have paid all taxes shown as due thereon; no tax deficiency or proposed additional tax assessment has been asserted against any such entity, nor does any such entity know of any tax deficiency or assessment which is likely to be asserted against any such entity which, if determined adversely to any such entity, could materially adversely affect the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of any such entity, respectively; all tax liabilities are adequately provided for on the respective books of such entities; and there are no tax audits or investigations pending with respect to the Company or any Subsidiary;

                  (cc) each of the Company and its Subsidiaries maintain insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect; the Company and its Subsidiaries are in compliance with the terms of such insurance policies and instruments in all material respects; neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a material increase in cost; neither the Company nor any Subsidiary has been denied any insurance coverage which it has sought or for which it has applied;

                  (dd) neither the Company nor any of its Subsidiaries has violated, or received notice of any violation or asserted claim with respect to, any applicable environmental, health, safety or similar law, regulation, decision or order of any governmental agency or body or court, domestic or foreign, applicable to the business of the Company or any of its Subsidiaries, nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wages and hours law, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which could have a material adverse effect on the business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole; each of the Company and its Subsidiaries have received all permits, licenses or other approvals required of them under applicable environmental laws to conduct their respective business, and are in compliance with all terms and conditions thereof; to the Company's knowledge, no facts currently exist that will require the Company or any Subsidiary to make future material capital expenditures to comply with environmental laws; no property which is or has been owned, leased or occupied by the Company or any Subsidiary has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") or otherwise designated as a contaminated site under applicable state or local law and neither the Company nor any Subsidiary has been named as a "potentially responsible party" under the CERCLA;

                  (ee) neither the Company nor any of its Subsidiaries nor any officer, director, agent or employee purporting to act on behalf of he Company or any of its Subsidiaries has at any time, directly or indirectly, (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (iii) made any payment outside the ordinary course of business to any investment officer or loan broker or person charged with similar duties of any entity to which the Company or any of its Subsidiaries sells or from which the Company or any of its Subsidiaries buys loans or servicing arrangements for the purpose of influencing such agent, officer, broker or person to buy loans or servicing arrangements from or sell loans to the Company or any of its Subsidiaries, (iv) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and its Subsidiaries, (v) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (vi) made any other unlawful payment;

                  (ff) except as otherwise disclosed in the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any of its Subsidiaries to or for the benefit of any of the officers or directors of the Company or any of its Subsidiaries or any of the members of the families of any of them;

                  (gg) neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any employee or agent of the Company or any of its Subsidiaries, has received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus;

                  (hh) in connection with this offering, the Company has not offered and will not offer its Common Stock or any other securities convertible into or exchangeable or exercisable for Common stock in a manner in violation of the Securities Act; and the Company has not distributed and will not distribute any Prospectus or other offering material in connection with the offer and sale of the Shares, except as specifically contemplated herein;

                  (ii) the Company has complied and will comply with all the provisions of Florida Statutes, Section 517.075 (Chapter 92-198, Laws of Florida); neither the Company nor any of its Subsidiaries or affiliates does business with the government of Cuba or with any person or affiliate located in Cuba;

                  (jj) the Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated;

                  (kk) no relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its Subsidiaries on the other hand, which is required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement and the Prospectus and which is not so described;

                  (ll) neither the Company nor any of the Subsidiaries is and, after giving effect to the offering and sale of the Shares by the Company and the application of the net proceeds therefrom as described in the Prospectus, will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (mm) there is no existing or, to the knowledge of the Company, threatened labor dispute with the employees of the Company or any of its Subsidiaries, nor is the Company aware of any existing or imminent labor disturbance by the employees of any of the Company's or its Subsidiaries' principal suppliers or contractors or any threatened or pending litigation between the Company or any Subsidiary and any of its respective executive officers, in each case which are likely to have individually or in the aggregate a material adverse effect on assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole; and

                  (nn) the one-for-five reverse stock split of the Common Stock of the Company (the "Reverse Stock Split") was duly authorized and approved by the Company and its stockholders and has been effected by the filing of an amendment to the Company's certificate of incorporation with the Secretary of State of the State of Delaware, which filing has been accepted by such Secretary of State; any consents or approvals necessary to effect the Reverse Stock Split were duly obtained.

         II. Each Selling Stockholder represents and warrants to each Underwriter that:

                  (a) such Selling Stockholder has full power and authority to enter into and perform this Agreement and, if applicable, the Agreement and Power of Attorney to which it is a party; all authorizations, consents and approvals necessary for the execution and delivery by such Selling Stockholder, if applicable, of the Agreement and Power of Attorney, for the execution and delivery of this Agreement by or on behalf of such Selling Stockholder, and for the performance of the obligations of such Selling Stockholder thereunder and hereunder (including the sale, transfer and delivery of the Shares to be sold by such Selling Stockholder) have been given; each of the Agreement and Power of Attorney, if applicable, and this Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and constitutes a valid and binding agreement of such Selling Stockholder and is enforceable against such Selling Stockholder in accordance with the terms thereof and hereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

                  (b) such Selling Stockholder now (i) owns and, at the Closing Time, will own the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, security interests, encumbrances and adverse claims whatsoever (other than those created pursuant to the Agreement and Power of Attorney, if applicable), and (ii) has, and at the Closing Time, will have good and marketable title to such Shares and full legal right and power, and all authorizations and approvals required by law, to sell, assign, transfer and deliver such Shares to the Underwriters hereunder and to make the representations, warranties and agreements made by such Selling Stockholder herein; upon the delivery of and payment for such Shares hereunder, such Selling Stockholder will deliver and transfer such Shares, with good and marketable title thereto, free and clear of any pledge, lien, encumbrance, security interest or other adverse claim;

                  (c) at the Closing Time, all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder will have been fully paid or provided for by such Selling Stockholder and all laws imposing such taxes will have been fully complied with;

                  (d) the execution and delivery by the Selling Stockholder of this Agreement and, if applicable, the Agreement and Power of Attorney and the performance by the Selling Stockholder of its obligations under this Agreement and, if applicable, the Agreement and Power of Attorney and the consummation of the transactions contemplated hereby and thereby (including the sale of the Shares to be sold by the Selling Stockholder) will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time or both would constitute a breach of or default under), (i) any provision of the certificate or articles of incorporation, other charter or similar constitutive documents, or the by-laws of the Selling Stockholder, or (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Selling Stockholder is a party or by which it or its properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment, injunction or order applicable to the Selling Stockholder; or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Selling Stockholder;

                  (e) no approval, authorization, consent or order of or filing or registration with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the Selling Stockholder's execution, delivery and performance of this Agreement and, if applicable, the Agreement and Power of Attorney, its consummation of the transactions contemplated hereby and thereby, and its sale and delivery of the Shares to be sold by it, other than (i) such as have been obtained, or will have been obtained at the Closing Time under the Securities Act, (ii) such approvals as have been obtained in connection with the approval of the quotation of the Shares on the Nasdaq National Market and (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

                  (f) such Selling Stockholder has reviewed and is familiar with the Registration Statement and the Prospectus and is not prompted to sell shares of Common Stock by any information concerning the Company which is not set forth in the Registration Statement or the Prospectus; provided that nothing in this
Section 3.II(f) shall impose any responsibility on any Selling Stockholder for the contents of the Registration Statement or the Prospectus, except as contemplated by Section 9(a)(2) hereof;

                  (g) all information with respect to such Selling Stockholder contained in the Registration Statement and the Prospectus (as amended or supplemented, if the Company shall have filed with the Commission any amendment or supplement thereto) complied and will comply at the Closing Time and each relevant Date of Delivery in all material respects with all applicable provisions of the Securities Act and the Securities Act Regulations, contains and will contain at the Closing Time and each relevant Date of Delivery all statements of material fact required to be stated therein in accordance with the Securities Act and the Securities Act Regulations, and does not and will not at the Closing Time and each relevant Date of Delivery contain an untrue statement of a material fact relating to such Selling Stockholder or omit to state a material fact required to be stated therein or necessary in order to make the statements therein relating to such Selling Stockholder not misleading; all information furnished in writing to the Company or the Underwriters by such Selling Stockholder specifically for use in the preparation of the Registration Statement and the Prospectus and other documents to be filed with the National Association of Securities Dealers, Inc. or state securities or blue sky authorities is true and correct and does not contain an untrue statement of a material fact nor does it omit to state any material fact required to be stated therein or necessary to make such information not misleading;

                  (h) other than as permitted by the Securities Act and the Securities Act Regulations, such Selling Stockholder has not distributed and will not distribute any Preliminary Prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Shares; such Selling Stockholder has not taken and will not take, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result in, under the Securities Act, the Securities Act Regulations or otherwise, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

                  (i) with respect to the Selling Stockholders listed on
Schedule IV hereto, certificates in negotiable form for the Shares to be sold hereunder by such Selling Stockholder have been placed in custody, for the purpose of making delivery of such Shares under this Agreement and under the Agreement and Power of Attorney which appoints ___________________, as custodian (the "Custodian"), for such Selling Stockholder; such Selling Stockholder agrees that the Shares represented by the certificates held in custody for it under the Agreement and Power of Attorney are for the benefit of and coupled with and subject to the interest hereunder of the Custodian, the Attorney-in-Fact, the Underwriters, each other Selling Stockholder and the Company, that the arrangements made by such Selling Stockholder for such custody and the appointment of the Custodian and the Attorney-in-Fact by such Selling Stockholder are irrevocable, and that the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death, disability, incapacity or liquidation of any Selling Stockholder or the occurrence of any other event; if any Selling Stockholder should die, become disabled or incapacitated or be liquidated or if any other such event should occur before the delivery of the Shares hereunder, certificates for the Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement and actions taken by the Attorney-in-Fact and the Custodian pursuant to the Agreement and Power of Attorney shall be as valid as if such death, liquidation, incapacity or other event had not occurred, regardless of whether or not the Custodian or the Attorney-in-Fact, or either of them, shall have received notice thereof; and the representations and warranties of such Selling Stockholder in the Agreement and Power of Attorney are, and at the Closing Time and each relevant Date of Delivery will be, true and correct;

                  (j) such Selling Stockholder has not relied upon the Representative or legal counsel for the Representative for any legal, tax or accounting advice in connection with the offering and sale of the Shares; and

                  (k) with respect to each Selling Stockholder not listed on
Schedule IV hereto, (A) if such Selling Stockholder is acting as a fiduciary, officer, partner or agent, such Selling Stockholder has delivered to the Representative certified copies of the appropriate instruments pursuant to which such Selling Stockholder is authorized to act hereunder and (B) if such Selling Stockholder is an individual and is married, such Selling Stockholder has delivered to the Representative a duly completed and executed consent of spouse, in the form attached to the Agreement and Power of Attorney as Annex A.

      4.          Certain Covenants:

         I.       The Company hereby agrees with each Underwriter:

                  (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as the Representative may designate and to maintain such qualifications in effect as long as required for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to execute a general consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares);

                  (b) to prepare the Prospectus in a form approved by the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) not later than 10:00 a.m. (New York City time), on the day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act, and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m. (New York City time) on the day following the execution and delivery of this Agreement) to the Underwriters as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

                  (c) to use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective as promptly as possible, and to advise the Representative promptly and (if requested by the Representative) to confirm such advice in writing, when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective under the Securities Act Regulations;

                  (d) to advise the Representative immediately, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise the Representative promptly, and to furnish the Representative with a copy for its review prior to filing, of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which the Representative shall reasonably object in writing;

                  (e) to furnish to the Underwriters for a period of five years from the date of this Agreement (i) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of shares of Common Stock, (ii) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the Commission, the NASD, the Nasdaq National Market or any securities exchange and (iii) such other information as the Underwriters may reasonably request regarding the Company and its Subsidiaries;

                  (f) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a Prospectus relating to the Shares is required to be delivered under the Securities Act Regulations which, in the judgment of the Company, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, during such time, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish to the Underwriters a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission and to file no such amendment or supplement to which the Representative shall reasonably object in writing;

                  (g) to furnish promptly to the Representative and counsel for the Underwriters, without charge, a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein) and such number of conformed copies of the foregoing as the Representative may reasonably request, and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Securities Act Regulations, as many copies of any Preliminary Prospectus and the Prospectus and any amendments thereof or supplements thereto as the Representative reasonably requests;

                  (h) to furnish to the Representative, not less than two business days before filing with the Commission subsequent to the effective date of the Prospectus and during the period referred to in paragraph (f) above, a copy of any document proposed to be filed with the Commission pursuant to
Section 13, 14, or 15(d) of the Exchange Act;

                  (i) to apply the net proceeds of the sale of the Shares by the Company in accordance with its statements under the caption "Use of Proceeds" in the Prospectus;

                  (j) to make generally available to its security holders and to the Representative as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement an earnings statement complying with the provisions of Section 11(a) of the Securities Act (in form, at the option of the Company, complying with the provisions of Rule 158 of the Securities Act Regulations,) covering a period of 12 months beginning after the effective date of the Registration Statement;

                  (k) to use its best efforts to effect and maintain the quotation of the Shares on the Nasdaq National Market and to make all filings required under applicable securities laws (including any required registration under the Exchange Act) and with the Nasdaq National Market of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market;

                  (l) to engage and maintain, at its expense, a registrar and transfer agent for the Shares;

                  (m) to refrain during a period of 180 days from the date of the Prospectus, without the prior written consent of the Representative, from
(i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring, directly or indirectly, any equity security of the Company or any securities convertible into or exercisable or exchangeable for equity securities of the Company, or filing any registration statement under the Securities Act with respect to any of the foregoing, or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of equity securities of the Company, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold by the Company hereunder, (B) the issuance and repurchase of up to 330,000 shares of Common Stock to be issued to the Company's senior lenders upon consummation of this offering, as described in the Prospectus, (C) the redemption of all of the outstanding shares of the Company's Series C convertible preferred stock, par value $0.01 per share, (D) the redemption of the 162,345 shares of Common Stock from HealthPlan Holdings, Inc.for $5.0 million, and the redemption of up to 20,000 additional shares of Common Stock from HealthPlan Hodings, Inc. to the extent proceeds to the Company from any exercise of the underwriters' option to purchase Option Shares are sufficient therefor, each as described in the Prospectus, (E) any shares of Common Stock issued by the Company upon the exercise of an option or warrant, or the conversion of a convertible note, outstanding on the date hereof and referred to in the Prospectus, or (F) the filing of a registration statement registering the resale on a delayed or continuous basis of shares of Common Stock held by certain stockholders, as described in the Prospectus;

                  (n) to not itself and to use its best efforts to cause its officers, directors and affiliates not to, (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company;

                  (o) to file timely and accurate reports in accordance with the provisions of Florida Statutes Section 517.075, or any successor provision, and any regulation promulgated thereunder, if at any time after the effective date of the Registration Statement, the Company or any of its affiliates is engaging in business with the government of Cuba or any person or affiliate located in Cuba;

                  (p) upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company's trademarks, service marks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the "License"); provided that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred;

                  (q) that the provisions of the letter agreement dated April 8, 2002 between the Company and the Representative (the "Engagement Letter") shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby; and

                  (r) if at any time during the 30-day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in the reasonable opinion of the Representative the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus) and after written notice from the Representative advising the Company to the effect set forth above, to forthwith prepare, consult with the Representative concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to the Representative, responding to or commenting on such rumor, publication or event.

         II. Each Selling Stockholder hereby agrees with each Underwriter to deliver to the Representative prior to the Closing Time a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person, within the meaning of the Internal Revenue Code of 1986, as amended) or Form W-9 (f the Selling Stockholder is a United States person, within the meaning of the Internal Revenue Code of 1986, as amended).

      5. Payment of Expenses:

                  (a) The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, all exhibits thereto, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment) as may be reasonably requested, (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale and delivery of the Shares to the Underwriters, (iii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the registration or qualification of the Shares for offering and sale under state laws that the Company and the Representative have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the preparation, printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) filing for review of the public offering of the Shares by the NASD (including the legal fees and filing fees and other disbursements of counsel for the Underwriters relating thereto), (vi) the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement, (vii) the fees and expenses incurred in connection with the inclusion of the Shares on the Nasdaq National Market and the delisting of the Common Stock from the New York Stock Exchange, (viii) making road show presentations with respect to the offering of the Shares, (ix) preparing and distributing bound volumes of transaction documents for the Representative and its legal counsel and (x) the performance of the Company's other obligations hereunder. Upon the request of the Representative, the Company will provide funds in advance for filing fees.

                  (b) In accordance with the Engagement Letter, the Company agrees to reimburse the Representative for its reasonable out-of-pocket expenses incurred in connection with the performance of its activities under this Agreement, including, but not limited to, costs such as printing, facsimile, courier service, direct computer expenses, accommodations and travel, and the fees and expenses of the Underwriters' outside legal counsel and any other advisors, accountants, appraisers, etc. (other than the fees and expenses of counsel with respect to state securities or blue sky laws and obtaining the filing for review of the public offering of the Shares by the NASD, all of which shall be reimbursed by the Company pursuant to the provisions of subsection (a) above).

                  (c) [The Selling Stockholders/The Company/The Selling Stockholders and the Company, jointly and severally,] agree with each Underwriter to pay (directly or by reimbursement) all fees and expenses incident to the performance of their obligations under this Agreement which are not otherwise specifically provided for herein, including, but not limited to, (i) fees and expenses of counsel and other advisors for such Selling Stockholders,
(ii) fees and expenses of the Custodian and (iii) expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder (which taxes, if any, may be deducted by the Custodian).

      6. Conditions of the Underwriters' Obligations: The obligations of the Underwriters hereunder to purchase Shares at the Closing Time or on any Date of Delivery, as applicable, are several and not joint, and are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders on the date hereof and at the Closing Time and on each Date of Delivery, as applicable, the performance by the Company and the Selling Stockholders of their respective obligations hereunder in all material respects and to the satisfaction of the following further conditions at the Closing Time or on the Date of Delivery, as applicable:

                  (a) The Company shall furnish to the Underwriters at the Closing Time and on each Date of Delivery an opinion of Fowler White Boggs Banker P.A., counsel for the Company and its Subsidiaries, addressed to the Underwriters and dated the Closing Time and each Date of Delivery and in form and substance satisfactory to Gibson, Dunn & Crutcher LLP, counsel for the Underwriters, stating that:

                      (i) each subsidiary of the Company is named in Exhibit
21.1 to the Registration Statement; the Company and its Subsidiaries each has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own, lease, license and operate its respective assets and properties and to conduct its respective business as described in the Registration Statement and Prospectus and, in the case of the Company, to execute and deliver this Agreement and to consummate the transactions described in this Agreement;

                      (ii) each of the Company and its Subsidiaries are duly qualified or licensed to do business as a foreign corporation by each jurisdiction in which the nature of the business conducted by it or the location of the assets or properties owned, leased, licensed or operated by it requires such qualification or license and in which the failure, individually or in the aggregate, to be so licensed could have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, and each of the Company and its Subsidiaries are duly qualified, and are in good standing, in each jurisdiction in which they own or lease real property or maintain an office and in which such qualification is necessary except where the failure to be so qualified and in good standing would not have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole; except as disclosed in the Prospectus, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary's capital stock or from repaying to the Company or any other Subsidiary, any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary's property or assets to the Company or to any other Subsidiary; other than as disclosed in the Prospectus, the Company does not control or own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

                      (iii) the Company and its Subsidiaries are in compliance in all material respects with all applicable laws, orders, rules, regulations and orders, including those relating to transactions with affiliates;

                      (iv) neither the Company nor any of its Subsidiaries is in breach or violation of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), (A) its respective certificate of incorporation or charter or by-laws,
(B) any license, indenture, mortgage, deed of trust, loan or credit agreement or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected or (C) under any law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries, except in the case of clauses (B) and (C) such breaches or defaults which would not have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole;

                      (v) the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement (including the issuance of the Shares to be sold by the Company) do not and will not (A) give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with, or result in any breach or violation of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), or require any consent or waiver under, (i) any provisions of the certificate of incorporation, charter or by-laws of the Company or any Subsidiary, (ii) any provision of any franchise, permit, license, indenture, mortgage, deed of trust, loan, credit or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties or assets may be bound or affected, (iii) any law or regulation binding upon or applicable to the Company or any Subsidiary or any of their respective properties or assets, or (iv) any decree, judgment or order applicable to the Company or any Subsidiary; or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or assets of the Company or its Subsidiaries, except for such consents or waivers which have been obtained and are in full force and effect;

                      (vi) all necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company; this Agreement has been duly and validly authorized, executed and delivered by the Company and is the legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except that enforceability of the indemnification and contribution provisions set forth in Section 9 of this Agreement may be limited by the federal or state securities laws of the United States or public policy underlying such laws;

                      (vii) no approval, authorization, consent, license, permit, certificate or order of or filing by or with any federal or state governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance of this Agreement, the consummation of the transaction contemplated hereby, and the sale and delivery of the Shares by the Company as contemplated hereby and thereby, other than such as have been obtained or made and are in full force and effect under the Securities Act and the Securities Act Regulations and such approvals as have been obtained and are in full force and effect in connection with the approval of the quotation of the Shares on the Nasdaq National Market, and except that such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or any approval of the underwriting terms and arrangements by the NASD;

                      (viii) each of the Company and its Subsidiaries has all necessary material licenses, authorizations, consents, permits, certificates and approvals and has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary licenses, authorizations, consents, permits, certificates and approvals from other persons, required to own, lease and license their respective assets and properties and conduct their respective businesses, as described in the Prospectus, all of which are valid and in full force and effect; to such counsel's knowledge, neither the Company nor any Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such material license, authorization, consent, permit, certificate or approval or any federal, state, local or foreign law, regulation or decree, order or judgment applicable to the Company or any of its Subsidiaries;

                      (ix) the Company has an authorized capitalization as set forth in the Prospectus under the caption "Capitalization"; the outstanding shares of capital stock of the Company and its Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable and , to the knowledge of such counsel, none of them was issued in violation of any preemptive or other similar right; all of the outstanding shares of capital stock of the Subsidiaries are directly or indirectly owned of record and beneficially by the Company; except as disclosed in the Prospectus, to the knowledge of such counsel, there are no outstanding (i) securities or obligations of the Company or any of its Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations, commitments, plans or arrangements of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options; there are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any shares of capital stock of the Company or any such rights pursuant to its certificate of incorporation or by-laws or any agreement or instrument to or by which the Company or any of its Subsidiaries is a party or bound or, to such counsel's knowledge, otherwise;

                      (x) the Shares to be issued and sold by the Company have been duly authorized and when the Shares have been issued and duly delivered against payment therefor as contemplated by this Agreement, such Shares will be validly issued, fully paid and nonassessable, and the Underwriters will acquire good and marketable title to such Shares, respectively, free and clear of any pledge, lien, encumbrance, security interest or other claim;

                      (xi) the issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the certificate of incorporation, charter or by-laws of the Company, or under any agreement to which the Company or any of its Subsidiaries is a party or, to such counsel's knowledge, otherwise;

                      (xii) there are no persons with registration or other similar rights to have any equity securities, including securities which are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, (i) except for certain of the Selling Stockholders, to the extent of the equity securities to be offered and sold by such Selling Stockholders as contemplated by this Agreement, and (ii) except for those registration or similar rights which have been waived with respect to the offering contemplated by this Agreement, all of which registration or similar rights are fairly summarized in the Prospectus;

                      (xiii) the Common Stock and the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus under the caption "Description of Capital Stock";

                      (xiv) the form of certificate used to evidence the Common Stock and the Shares complies in all material respects with all applicable statutory requirements, with any applicable requirements of the certificate of incorporation and by-laws of the Company and the requirements of the Nasdaq National Market;

                      (xv) the Registration Statement has become effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or the use of the Prospectus has been issued and, to such counsel's knowledge, no proceedings with respect thereto have been commenced or threatened; any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b);

                      (xvi) the Registration Statement, all Preliminary Prospectuses and the Prospectus and each amendment or supplement thereto (except as to the financial statements and other financial data contained therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

                      (xvii) the statements under the captions "Recent Events Affecting the Offering," "Capitalization," "Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources," "Business - Regulatory Matters," "Business - Legal Proceedings," "Description of Capital Stock," "Certain Relationships and Related Transactions," "Management - Stock Option Plans," "Management - Employment Agreements," and "Shares Eligible for Future Sale," in the Registration Statement and the Prospectus, insofar as such statements constitute a summary of the documents or legal matters referred to therein, constitute fair summaries thereof in all material respects and accurately present the information called for with respect to such documents or matters;

                      (xviii) to such counsel's knowledge, there are no actions, suits or proceedings, inquiries, or investigations pending or threatened against the Company or any of its Subsidiaries or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which are required to be described in the Prospectus but are not so described;

                      (xix) there are no contracts, leases or documents of a character which are required to be filed as exhibits to the Registration Statement or required to be described or summarized in the Prospectus which have not been so filed, summarized or described, and all such summaries and descriptions fairly and accurately set forth the material provisions of such contracts and documents required to be shown;

                      (xx) the Company and each Subsidiary owns or possesses adequate and enforceable license or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights (including applications for any of the foregoing) and know-how (collectively, "Intangibles") necessary to entitle the Company and each Subsidiary to conduct its business as described in the Prospectus, and neither the Company, nor any Subsidiary, has received notice of infringement of or conflict with (and knows of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles;

                      (xxi) each of the Company and the Subsidiaries has filed on a timely basis all necessary federal, state, local and foreign tax returns required to be filed through the date hereof and has paid all taxes shown as due thereon; no tax deficiency or assessment has been asserted against any such entity, nor does any such entity know of any tax deficiency which is likely to be asserted against any such entity which if determined adversely to any such entity, could materially adversely affect the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of any such entity, respectively; and to such counsel's knowledge, there are no tax audits or investigations pending with respect to the Company or any Subsidiary;

                      (xxii) neither the Company nor any of the Subsidiaries is and, after giving effect to the offering and sale of the Shares by the Company and the application of the net proceeds therefrom as described in the Prospectus, will be an "investment company" or an entity "controlled by" an "investment company", as such terms are defined in the Investment Company Act;

                      (xxiii) each of the Company and each Subsidiary has good and marketable title in fee simple to all real property, if any, and good title to all personal property owned, or described in the Registration Statement or Prospectus as owned, by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company or any Subsidiary are held under valid, existing and enforceable leases, free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary;

                      (xxiv) the Shares have been approved for listing on the Nasdaq National Market and the Common Stock has been duly delisted from the New York Stock Exchange;

                      (xxv) the Reverse Stock Split was duly authorized and approved by the Company and its stockholders and has been effected by the filing of an amendment to the Company's certificate of incorporation with the Secretary of State of the State of Delaware, which filing has been accepted by such Secretary of State; any consents or approvals necessary to effect the Reverse Stock Split were duly obtained; and

                      (xxvi) each of the lock-up agreements executed by the Company's stockholders, executive officers and directors pursuant to Section 6(k) hereof has been duly and validly delivered by such persons and constitutes the legal, valid and binding obligation of each such person enforceable against such person in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity.

                 In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, independent public accountants of the Company and representatives of the Representative, at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in subparagraphs (xii), (xiii), (xvii) and (xix) above), on the basis of the foregoing, no facts have come to the attention of such counsel that lead them to believe that the Registration Statement at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that any Preliminary Prospectus or the Prospectus, as amended or supplemented, as of their respective effective or issue date, and as of the date of such counsel's opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that, in each case, such counsel need express no view with respect to the financial statements and other financial data included in the Registration Statement, Preliminary Prospectus or Prospectus).

                  (b) Each Selling Stockholder shall furnish to the Underwriters at the Closing Time and on each Date of Delivery an opinion of its respective counsel (as set forth on Schedule V hereto), addressed to the Underwriters and dated the Closing Time and in form and substance satisfactory to Gibson, Dunn & Crutcher LLP, counsel for the Underwriters, stating that:

                      (i) such Selling Stockholder, if a corporation, partnership, trust or similar entity, has been duly organized and is validly existing in good standing under the laws of its respective jurisdiction of organization with full power and authority to execute and deliver this Agreement and, if applicable, the Agreement and Power of Attorney, and to consummate the transactions described in this Agreement and, if applicable, the Agreement and Power of Attorney;

                      (ii) the execution, delivery and performance of this Agreement and, if applicable, the Agreement and Power of Attorney by such Selling Stockholder, and the consummation by such Selling Stockholder of the transactions contemplated by this Agreement and, if applicable, by the Agreement and Power of Attorney, do not and will not give rise to a right to terminate or accelerate the due date of any payment due under, conflict with, or result in any breach or violation of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under) or require any consent or waiver under, (i) any provisions of the certificate or articles of incorporation, charter, partnership agreement, trust document, by-laws or other similar governing documents, as applicable, of such Selling Stockholder, (ii) any provision of any franchise, permit, license, indenture, mortgage, deed of trust, loan, credit or other agreement or instrument to which such Selling Stockholder is a party or by which its properties may be bound or affected, and which is known to such counsel, (iii) any law or regulation binding upon or applicable to such Selling Stockholder or any of its properties or assets, or (iv) any decree, judgment or order known to such counsel and applicable to such Selling Stockholder, except for such consents or waivers which have been obtained and are in full force and effect;

                      (iii) each of this Agreement and, if applicable, the Agreement and Power of Attorney has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and each is a legal, valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except that enforceability of the indemnification and contribution provisions set forth in Section 9 of this Agreement may be limited by the federal or state securities laws of the United States or public policy underlying such laws;

                      (iv) upon the sale and delivery of the Shares by such Selling Stockholder against receipt of payment therefor, in each case in accordance with the terms of this Agreement and, if applicable, the Agreement and Power of Attorney, the Underwriters will acquire good and marketable title to such Shares, free and clear of any pledge, lien, encumbrance, security interest or other claim; and

                      (v) no approval, authorization, consent, license, permit, certificate or order of or filing by or with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance of this Agreement and, if applicable, the Agreement and Power of Attorney, the consummation of the transaction contemplated hereby and thereby, and the sale and delivery of the Shares by such Selling Stockholder as contemplated hereby and thereby, other than such as have been obtained or made and are in full force and effect under the Securities Act and the Securities Act Regulations, such approvals as have been obtained and are in full force and effect in connection with the approval of the quotation of the Shares on the Nasdaq National Market and except that such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or any approval of the underwriting terms and arrangements by the NASD.

                  (c) The Representative shall have received from PricewaterhouseCoopers LLP, letters dated, respectively, as of the date of this Agreement, the Closing Time and each Date of Delivery, as the case may be, addressed to the Representative, in form and substance satisfactory to the Representative, relating to the financial statements, including any pro forma financial statements, of the Company and its Subsidiaries, and such other matters customarily covered by comfort letters issued in connection with registered public offerings.

                  (d) The Representative shall have received at the Closing Time and on each Date of Delivery the favorable opinion of Gibson, Dunn & Crutcher LLP, dated the Closing Time or such Date of Delivery, addressed to the Representative and in form and substance satisfactory to the Representative.

                  (e) No amendment or supplement to the Registration Statement or Prospectus shall have been filed to which the Underwriters shall have objected in writing.

                  (f) Notification that the Registration Statement has become effective shall have been received by the Representative and the Prospectus shall have been timely filed with the Commission in accordance with Section 4(b) of this Agreement.

                  (g) Prior to the Closing Time and each Date of Delivery (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or Prospectus shall have been issued, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, shall have occurred; (ii) the Registration Statement and the Prospectus shall not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and
(iii) any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Representative.

                  (h) Between the time of execution of this Agreement and the Closing Time or the relevant Date of Delivery (i) no material and unfavorable change in the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole shall occur or become known (whether or not arising in the ordinary course of business), and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of its Subsidiaries.

                  (i) The Shares shall have been approved for inclusion in the Nasdaq National Market and the Common Stock shall have been delisted from the New York Stock Exchange.

                  (j) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

                  (k) The Representative shall have received lock-up agreements from each director, executive officer and stockholder of the Company listed on
Schedule III hereto, in the form of Exhibit B attached hereto, and such letter agreements shall be in full force and effect.

                  (l) The Company will, at the Closing Time and on each Date of Delivery, deliver to the Underwriters a certificate of its Chairman of the Board and Chief Executive Officer, its President and Chief Operating Officer, and its Vice President and Chief Financial Officer, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and (i) the representations and warranties of the Company set forth in this Agreement are true and correct on and as of such date with the same effect as if made on such date, (ii) the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such date and (iii) the conditions set forth in paragraphs (g), (h) and (i) have been satisfied, in each case as of such date.

                  (m) Each Selling Stockholder will, at the Closing Time and on each Date of Delivery, deliver to the Underwriters a certificate, to the effect that such Selling Stockholder has carefully examined the information in the Registration Statement and the Prospectus pertaining to such Selling Stockholder and this Agreement and (i) the representations and warranties of such Selling Stockholder set forth in this Agreement are true and correct on and as of such date with the same effect as if made on such date and (ii) such Selling Stockholder has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such date.

                  (n) The Company and the Selling Stockholders, as applicable, shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus, the representations, warranties and statements contained herein and, if applicable, in the Agreement and Power of Attorney, and the performance by the Company and the Selling Stockholders of their respective covenants contained herein and therein, and the fulfillment of any conditions contained herein or therein, as of the Closing Time or any Date of Delivery as the Underwriters may reasonably request.

                  (o) The Company and each Selling Stockholder, as applicable, shall have performed such of their respective obligations under this Agreement and, if applicable, the Agreement and Power of Attorney as are to be performed by the terms hereof and thereof at or before the Closing Time or the relevant Date of Delivery.

                  (p) If the Shares have been qualified for sale in Florida, the Representative shall have received at the Closing Time or the relevant Date of Delivery certificates, addressed to the Representative and dated such date, of an executive officer of the Company, to the effect that the signer of such certificate has reviewed and understands the provisions of Section 517.075 of the Florida Statutes, and represents that the Company and its Subsidiaries have complied, and at all times will comply, with all provisions of Section 517.075 and further, that as of such date, neither the Company, any Subsidiary, nor any of their respective affiliates does business with the government of Cuba or with any person or affiliate located in Cuba.

      7. Termination: The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representative, at any time prior to the Closing Time or any Date of Delivery,
(i) if any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (ii) if there has been since the respective dates as of which information is given in the Registration Statement, in the judgment of the Representative, any material adverse change, or any development involving a prospective material adverse change, in or affecting the assets, business, operations, earnings, prospects, properties, condition (financial or otherwise) or management of the Company or any Subsidiary, whether or not arising in the ordinary course of business, or
(iii) if there has occurred outbreak or
escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representative, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (iv) if trading in any securities of the Company has been suspended by the Commission or by the Nasdaq National Market or the New York Stock Exchange, or if trading generally on the New York Stock Exchange or in the Nasdaq over-the-counter market has been suspended or limited (including automatic halt in trading pursuant to market-decline triggers other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the NASD or Nasdaq or by order of the Commission or any other governmental authority, or (v) if any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which in the reasonable opinion of the Representative materially adversely affects or will materially adversely affect the business or operations of the Company, or (vi) if any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the reasonable opinion of the Representative has a material adverse effect on the securities markets in the United States, or
(vii) if any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representative will in the future materially disrupt, the securities markets, or (viii) if a banking moratorium has been declared by any state or federal authority.

                  If the Representative elects to terminate this Agreement as provided in this Section 7, the Company, the Selling Stockholders and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.

                  If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company or the Selling Stockholders shall be unable to comply in all material respects with any of the terms of this Agreement, the Company and the Selling Stockholders shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5 and 9 hereof) and the Underwriters shall be under no obligation or liability to the Company or the Selling Stockholders under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

      8. Increase in Underwriters' Commitments: If any Underwriter shall default at the Closing Time or on a Date of Delivery in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date the Representative shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the "Defaulted Shares"). Absent the completion of such arrangements within such 36 hour period,
(i) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (ii) if the total number of Defaulted Shares exceeds 10% of such total, the Representative may terminate this Agreement by notice to the Company, without liability to any non-defaulting Underwriter.

                  Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representative with the approval of the Company or selected by the Company with the approval of the Representative).

                  If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Date of Delivery for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

                  The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the like effect as if such substituted Underwriter had originally been named in this Agreement.

      9. Indemnity and Contribution by the Company, the Selling
Stockholders and the Underwriters:

         (a) (i) The Company agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (or action in respect thereof) (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim (or action in respect thereof) arises out of or is based upon (A) any breach or alleged breach of any representation, warranty or covenant of the Company contained herein, (B) any failure on the part of the Company to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, or (C) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company) or in any audio or visual materials prepared, approved or used by the Company in connection with the marketing of the Shares, including without limitation, slides, videos, films and tape recordings, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, and will promptly reimburse any Underwriter for all reasonable expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense arising from any threatened or pending claim, except insofar as any such loss, expense, liability, damage or claim (or action in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and made in reliance upon and in conformity with information furnished in writing by the Underwriters through the Representative to the Company expressly for use in such Registration Statement or such Prospectus.

                  (ii) Each Selling Stockholder, severally not jointly, agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (or action in respect thereof) (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim (or action in respect thereof) arises out of or is based upon (A) any breach or alleged breach of any representation, warranty or covenant of such Selling Stockholder contained herein or in the Agreement and Power of Attorney, if applicable, (B) any failure on the part of such Selling Stockholder to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, or (C) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, and will promptly reimburse any Underwriter for all reasonable expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense arising from any threatened or pending claim, but only insofar as any such loss, expense, liability, damage or claim (or action in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and made in reliance upon and in conformity with information furnished in writing by such Selling Stockholder to the Company expressly for use in such Registration Statement or such Prospectus; provided, however, that the indemnity agreement contained in this subsection (b) shall not require any such Selling Stockholder to reimburse the Underwriters for in excess of the gross sale price of the Shares sold by such Selling Stockholder pursuant to this Agreement.

         (b) If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company or any Selling Stockholder pursuant to subsection (a) above, such Underwriter shall promptly notify the Company or such Selling Stockholder, as applicable, in writing of the institution of such action, and the Company or such Selling Stockholder, as applicable, shall assume the defense of such action, including the employment of counsel and payment of expenses, provided, however, that any failure or delay to so notify the Company or such Selling Stockholder, as applicable, will not relieve the Company or such Selling Stockholder, as applicable, of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company or such Selling Stockholder, as applicable, in connection with the defense of such action, or the Company or such Selling Stockholder, as applicable, shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company or such Selling Stockholder, as applicable, (in which case neither the Company nor such Selling Stockholder shall have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company or the Selling Stockholder, as applicable, and paid as incurred (it being understood, however, that neither the Company nor any Selling Stockholder shall be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, neither the Company nor any

Selling Stockholder shall be liable for any settlement of any such claim or action effected without its written consent.

         (c) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company and each Selling Stockholder, the Company's directors, the Company's officers that signed the Registration Statement, and any person who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (or action in respect thereof) (including the reasonable cost of investigation) which, jointly or severally, the Company, the Selling Stockholder or any such person may incur under the Securities Act, the Exchange Act or otherwise, but only insofar as such loss, expense, liability, damage or claim (or action in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and made in reliance upon and in conformity with information furnished in writing by such Underwriter through the Representative to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any posteffective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated either in such Registration Statement or Prospectus or necessary to make such information not misleading, and will promptly reimburse the Company and any Selling Stockholder for all reasonable expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense arising from any threatened or pending claim. The statements set forth in the fourth, eigth and ninth paragraphs under the caption "Underwriting" in the Preliminary Prospectus and the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the Representative to the Company for purposes of Section 3.I.(j) and this Section 9.

         If any action is brought against the Company, any Selling Stockholder or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, the Selling Stockholder or such person shall promptly notify the Representative in writing of the institution of such action and the Representative, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses. The Company, the Selling Stockholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Selling Stockholder or such person unless the employment of such counsel shall have been authorized in writing by the Representative in connection with the defense of such action or the Representative shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representative shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of the Representative.

         (d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsections (a), (b) or (c) of this Section 9 in respect of any losses, expenses, liabilities, damages or claims (or actions in respect thereof) referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholders and the Underwriters from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, of the Selling Stockholders and of the Underwriters in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Stockholders and the Underwriters shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company or the Selling Stockholders, as applicable, bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company, of the Selling Stockholders and of the Underwriters shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, by the Selling Stockholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

         (e) The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection
(d)(i) and, if applicable (ii), above. Notwithstanding the provisions of this
Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter and no Selling Stockholder shall be required to contribute any amount in excess of the gross sale price of the Shares sold by such Selling Stockholder pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

      10. Survival: The indemnity and contribution agreements contained in
Section 9 and the covenants, warranties and representations of the Company and the Selling Stockholders contained in this Agreement, including the agreements in Sections 3, 4 and 5, and the provisions of Section 7 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors and officers, the Selling Stockholders or any person who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination or cancellation of this Agreement or the sale and delivery of the Shares. The Company, each Selling Stockholder and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company's officers and directors, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.

      11. Notices: Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered to Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209,
Attention: Syndicate Department; if to the Company, shall be sufficient in all respects if delivered to the Company at the offices of the Company at 4010 Boy Scout Blvd., Suite 200, Tampa, Florida 33607; if to a Selling Stockholder listed on Schedule IV, c/o _______________________; or if to any other Selling Stockholder, to the address set forth beneath the signature of such Selling Stockholder on the signature page hereto.

      12. Governing Law; Headings: THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

      13. Parties at Interest: The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Selling Stockholders and the controlling persons, directors and officers referred to in Sections 9 and 10 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

      14. Counterparts and Facsimile Signatures: This Agreement may be signed by the parties in counterparts, which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

         If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholders and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company, the Selling Stockholders and the Underwriters.

                                       Very truly yours,

                                       PLANVISTA CORPORATION


                                       By:______________________________________
                                          By:
                                          Title:

                                       HEALTHPLAN HOLDINGS, INC.




                                       By:______________________________________
                                          By:
                                          Title:

                                       NEW ENGLAND FINANCIAL
                                         DISTRIBUTORS, LLC




                                       By:______________________________________
                                          By:
                                          Title:

                                       SELLING STOCKHOLDERS LISTED ON
                                       SCHEDULE IV ATTACHED HERETO

                                       By:  [Insert Name of Attorney-in-Fact]


                                       _________________________________________
                                       Attorney-in-Fact

Accepted and agreed to as
of the date first above written:

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.


By:_______________________________
Title:

For itself and as Representative of the other Underwriters named on Schedule II hereto.

                                   Schedule I

                                   Number of Initial       Number of Option
Name of Party Selling Shares       Shares to be Sold      Shares to be Sold
------------------------------  ----------------------  ---------------------

Plan Vista Corporation                    [ ]                    [ ]

HealthPlan Holdings Inc.                190,655

New England Financial
  Distributors, LLC                      54,874

AmSouth Bank                              1,714

Bank of America, N.A.                     4,286

Cooperative Centrale
  Raiffeisen-Boerenleenbank
  B.A. "Rabobank" Nederland
  New York Branch                         3,000

Credit Lyonnais,
New York Branch                           3,000

Fifth Third Bank,
  Central Ohio                            1,714

Fleet National Bank                       3,429

Hibernia National Bank                    1,714

South Trust Bank                          3,000

SunTrust Bank                             3,429

Wachovia Bank, National
  Association                             4,714

                                   Schedule II

                                                      Number of Initial
Underwriter                                           Shares to be Purchased
----------------------------------------------------------------------------

Friedman, Billings, Ramsey & Co., Inc.                [            ]
                                                      --------------

[INSERT NAMES OF OTHER UNDERWRITERS]                  [            ]
                                                      --------------



         Total                                          X,XXX,XXX
                                                       ============

                                  Schedule III

                           Persons delivering lock-ups




                                [To be provided]

                                   Schedule IV

     Selling Stockholders executing Custody Agreement and Power of Attorney

                        AmSouth Bank

                        Bank of America, N.A.

                        Cooperative Centrale
                          Raiffeisen-Boerenleenbank
                          B.A. "Rabobank" Nederland,
                          New York Branch

                        Credit Lyonnais, New York Branch

                        Fifth Third Bank, Central Ohio

                        Fleet National Bank

                        Hibernia National Bank

                        South Trust Bank

                        SunTrust Bank

                        Wachovia Bank, National Association

                                   Schedule V

                          Selling Stockholders' Counsel

        HealthPlan Holdings, Inc.

        New England Financial
        Distributors, LLC

        Each Selling Stockholders Listed
        on Schedule IV
                                             O'Melveny & Myers

                                    Exhibit A

                 FORM OF CUSTODY AGREEMENT AND POWER OF ATTORNEY
                           FOR SALE OF COMMON STOCK OF
                              PLANVISTA CORPORATION


                                                  -----------------------------
                                                  (Name of Selling Stockholder)


----------------------------
    As Attorney-in-Fact

c/o

----------------------------
    As Custodian


Attn:

Ladies and Gentlemen:

The undersigned (the "Selling Stockholder") proposes to sell certain shares of common stock, par value $0.01 per share (the "Common Stock"), of PlanVista Corporation, a Delaware corporation (the "Company"), to certain underwriters (the "Underwriters") for whom Friedman, Billings, Ramsey & Co., Inc. will act as representative (the "Representative") for distribution under a Registration Statement, Registration No. 333-66540 (the "Registration Statement") to the public at a price and on terms to be hereafter determined, but solely to cover over-allotments in the distribution of other shares of Common Stock to the public at the option of the Underwriters. It is understood that at this time there is no commitment on the part of the Underwriters to purchase any shares of Common Stock and no assurance that an offering of Common Stock will take place, and if an offering does take place, there is no assurance that the Underwriters will exercise the over-allotment option in part or in full. The shares of Common Stock which the undersigned proposes to sell to the Underwriters, as set forth on Schedule I hereto, pursuant to the Underwriting Agreement (as hereinafter defined) are referred to herein as the "Shares." This Custody Agreement and Power of Attorney is referred to herein as this "Agreement." Capitalized terms not otherwise defined herein have the meanings set forth in the Underwriting Agreement.

1.       Appointment and Powers of Attorney-in-Fact.

                  (a) The undersigned hereby irrevocably constitutes and appoints __________________ (the "Attorney-in-Fact"), who may act, as his or her agent and attorney-in-fact, with full power of substitution, with respect to all matters arising in connection with the public offering and sale of the Shares, including, but not limited to, the power and authority on behalf of the undersigned to do or cause to be done any of the following things:

                           (i)  negotiate, determine and agree upon the
         price at which the Shares will be sold to the Underwriters by the Selling Stockholder pursuant to the Underwriting Agreement;

                           (ii) prepare, execute and deliver an Underwriting Agreement (the "Underwriting Agreement"), substantially in the form of the draft delivered to the undersigned herewith, receipt of which is acknowledged, but with such insertions, changes, additions or deletions as the Attorney-in-Fact shall approve as not materially adverse to the undersigned (which may include a decrease, but not an increase, in the number of shares of Common Stock to be sold by the undersigned), such approval to be conclusively evidenced by the execution and delivery of the Underwriting Agreement by the Attorney-in-Fact, including the making of all representations and agreements provided in the Underwriting Agreement to be made by, and the exercise of all authority thereunder vested in, the undersigned, it being specifically understood that the Underwriting Agreement will provide that the undersigned, together with the Company and certain other Selling Stockholders will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act" ), to the extent set forth herein;

                           (iii) sell, assign, transfer and deliver the Shares to the Underwriters pursuant to the Underwriting Agreement and deliver to the Underwriters certificates for the Shares so sold;

                           (iv) take any and all steps deemed necessary or desirable by the Attorney-in-Fact in connection with the registration of the Shares under the Securities Act, the Securities Exchange Act of 1934, as amended, and under the securities or "blue sky" laws of various states and jurisdictions, including, without limitation, the giving or making of such undertakings, representations and agreements and the taking of such other steps as the Attorney-in-Fact may deem necessary or advisable, including but not limited to approving any amendments to the Registration Statement or the Prospectus;

                           (v) instruct the Company and the Custodian, as hereinafter defined, on all matters pertaining to the sale of the Shares and delivery of certificates therefor;

                           (vi) provide, in accordance with the Underwriting Agreement, for the payment of underwriting discounts and commissions, transfer taxes and other expenses, if any, in connection with the offering and sale of the undersigned's Shares covered by the Registration Statement;

                           (vii)    retain such legal counsel as the
         Attorney-in-Fact in its sole discretion deems appropriate (which may be the same as the Company's counsel), to act as counsel for the undersigned in connection with the sale of the Shares, such counsel being hereby authorized to rely upon the representations and warranties of the undersigned contained in Section 3 of the Underwriting Agreement and Section 4 of this Agreement in acting in such capacity;

                           (viii) incur any necessary or appropriate expense in connection with the sale of the Shares; and

                           (ix) otherwise take all actions and do all things necessary or proper, required, contemplated or deemed advisable or desirable by the Attorney-in-Fact in its discretion, including the execution and delivery of any documents, and generally act for and in the name of the undersigned with respect to the sale of the Shares to the Underwriters and the reoffering of the Shares by the Underwriters as fully as could the undersigned if then personally present and acting.

                   (b) The Attorney-in-Fact may exercise the rights and powers conferred on the Attorney-in-Fact by this Custody Agreement and Power of Attorney. The Attorney-in-Fact is hereby empowered to determine, in its sole and absolute discretion, the time or times when, the purposes for which, and the manner in which, any power herein conferred upon the Attorney-in-Fact shall be exercised.

                   (c) The Custodian, the Underwriters, the Company and all other persons dealing with the Attorney-in-Fact as such may rely and act upon any writing believed in good faith to be signed by the Attorney-in-Fact.

                   (d) The Attorney-in-Fact shall not receive any compensation for its services rendered hereunder, except that it shall be entitled to cause the Custodian to pay, from the proceeds payable to the undersigned, the undersigned's proportionate share of any out-of-pocket expenses incurred under this Agreement.

                   (e) The Attorney-in-Fact shall have the full power to make and substitute any attorney-in-fact in its place and stead, and the Selling Stockholder hereby ratifies and confirms all that the Attorney-in-Fact or its substitute or substitutes may do by virtue of these presents. All actions hereunder may be taken by the Attorney-in-Fact or its substitute or substitutes. In the event of the death or incapacity of the Attorney-in-Fact hereunder, any remaining attorney-in-fact hereunder shall appoint a substitute therefor. References herein to the Attorney-in-Fact of the undersigned shall include any substitute attorney-in-fact appointed in accordance herewith.

2.       Appointment of Custodian; Deposit of Shares.

                  (a) In connection with and to facilitate the sale of the Shares to the Underwriters, the undersigned hereby appoints __________________ as custodian (the "Custodian") and herewith deposits with the Custodian one or more certificates for Common Stock. The certificate(s) for Shares so deposited hereunder represent currently owned Shares at least equal in number in the aggregate to the total number of Shares to be sold by the undersigned to the Underwriters, which number is set forth in the Underwriting Agreement and on Schedule I hereto. Each such certificate for Shares so deposited hereunder is in negotiable and proper deliverable form endorsed in blank with the signature of the undersigned thereon guaranteed by a participant in the Medallion Signature Guarantee Program, which may be obtained from most commercial banks or trust companies in the United States or from a member firm of the New York Stock Exchange, or is accompanied by a duly executed stock power or powers in blank, a form of which is attached hereto, bearing the signature of the undersigned so guaranteed by a participant in the Medallion Signature Guarantee Program. The Custodian is hereby authorized and directed, subject to the instructions of the Attorney-in-Fact, (a) to hold in custody any certificates for Shares deposited herewith, (b) to deliver or to authorize the Company's Transfer Agent to deliver the certificates representing Shares equivalent to the number of Shares being sold by the undersigned to the Underwriters for their several accounts to or at the direction of the Attorney-in-Fact in accordance with the terms of the Underwriting Agreement and
(c) to return or cause the Company's Transfer Agent to return to the undersigned new certificate(s) for the shares of Common Stock represented by any certificate for Common Stock deposited hereunder which are not sold pursuant to the Underwriting Agreement.

                  (b) Until the Shares have been delivered to the Underwriters against payment therefor in accordance with the Underwriting Agreement, the undersigned shall retain all rights of ownership with respect to the Shares deposited hereunder, including, if applicable, the right to vote and to receive all dividends and payment thereon, except the right to retain custody of or dispose of such Shares, which right is subject to this Agreement and the Underwriting Agreement.

3.       Sale of Shares; Remitting Net Proceeds.

                  (a) The Attorney-in-Fact is hereby authorized and directed to deliver or cause the Custodian or the Company's Transfer Agent to deliver certificates for the Shares to the Underwriters, as provided in the Underwriting Agreement, against delivery to the Attorney-in-Fact for the account of the undersigned of the purchase price of the Shares, at the time and in the funds specified in the Underwriting Agreement. The Attorney-in-Fact is authorized, on behalf of the undersigned, to accept and acknowledge receipt of the payment of the purchase price for the Shares and to execute and deliver a receipt for such payment to the Representative and shall promptly deposit such proceeds with the Custodian. After reserving an amount of such proceeds for expenses as provided below, the Custodian shall promptly remit to the undersigned his proportionate share of the proceeds.

                  (b) Before any proceeds of the sale of the Shares are remitted to the undersigned, the Attorney-in-Fact is authorized and empowered to direct the Custodian to reserve from the proceeds an amount determined by the Attorney-in-Fact to be sufficient to pay the undersigned's proportionate share of all expenses to be paid by the Selling Stockholders. The Selling Stockholder's expenses shall include those items of expense of the offering and sale of the Common Stock to be borne by it as provided in the Underwriting Agreement, and the Custodian is authorized to pay such expenses from the amount reserved for that purpose pursuant to the direction of the Attorney-in-Fact. After payment of expenses, the Custodian will remit to the undersigned his proportionate share of any balance. To the extent expenses exceed the amount reserved, the Selling Stockholder shall remain liable for his proportionate share of such expenses.

4. Representations, Warranties and Agreements. The undersigned represents and warrants to, and agrees with the Company, the Attorney-in-Fact, the Custodian and the Underwriters as follows:

                  (a) The undersigned (i) now owns and, on any applicable Date of Delivery, will own the Shares proposed to be sold by the undersigned hereunder, free and clear of all pledges, liens, encumbrances, equities, claims, restrictions, security interests or other adverse claims, voting trusts or other defects of title whatsoever (other than those created by this Agreement and the Underwriting Agreement), and (ii) has, and, on any applicable Date of Delivery, will have full legal right, power and authority to enter into and perform this Agreement and the Underwriting Agreement and good and marketable title to and all authorizations and approvals required by law to sell, transfer and deliver the Shares to the Underwriters and to make the representations, warranties and agreements made by the undersigned herein and in the Underwriting Agreement; and that upon delivery of and payment for the Shares under the Underwriting Agreement in the manner set forth therein, the undersigned will deliver and transfer the Shares, with good and marketable title thereto, free and clear of all pledges, liens, encumbrances, equities, claims, restrictions, security interests or other adverse claims, voting trusts or other defects of title whatsoever. If the undersigned is acting as a fiduciary, officer, partner, or agent, the undersigned is enclosing with this Agreement certified copies of the appropriate instruments pursuant to which the undersigned is authorized to act hereunder. If the undersigned is an individual and is married, the undersigned is enclosing with this Agreement a duly completed and executed consent of his spouse, in the form attached to this Agreement as Annex A.

                  (b) The undersigned has reviewed a draft of the Underwriting Agreement, including, without limitation, the agreements and representations and warranties to be made by the undersigned as a Selling Stockholder and the indemnification and contribution provisions contained therein insofar as such provisions relate to the undersigned. In addition, the undersigned has reviewed a draft of the Registration Statement, including, without limitation, all information pertaining to the undersigned. The undersigned hereby represents, warrants and covenants that each of the representations and warranties of the Selling Stockholder contained in the Underwriting Agreement, and that all information pertaining to the undersigned in the Registration Statement, is true and correct as of the date hereof and, except as the undersigned shall have notified the Attorney-in-Fact pursuant to paragraph F of the attached instructions, will be true and correct at all times from the date hereof through and including the Closing Time and any Date of Delivery. The undersigned will promptly notify the Attorney-in-Fact of any development that would make any such representation, warranty or other information untrue.

                  (c) Upon execution and delivery of the Underwriting Agreement by the Attorney-in-Fact on behalf of the undersigned, the undersigned agrees to be bound by and to perform each of the covenants and agreements (including those relating to indemnification and contribution) of the undersigned as a Selling Stockholder in the Underwriting Agreement.

                  (d) The undersigned agrees to deliver to the Attorney-in-Fact such documentation as the Attorney-in-Fact, the Company or the Underwriters or any of their respective counsel may reasonably request in order to effectuate any of the provisions hereof or of the Underwriting Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the Attorney-in-Fact.

                  (e) No approval, authorization, order or consent of or filing with any federal, state or local court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement and the Underwriting Agreement, or the consummation by the undersigned of the transactions contemplated by this Agreement and the Underwriting Agreement, except as have been obtained (and are in full force and effect) or will have been obtained at the relevant Date of Delivery, and such as may be required under the rules of the National Association of Securities Dealers, Inc. and applicable "blue sky" laws.

                  (f) The execution, delivery and performance of this Agreement and the Underwriting Agreement and consummation of the transactions contemplated hereby and thereby by the undersigned (including the sale of the Shares) will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the certificate or articles of incorporation, other charter or similar constitutive documents, or the bylaws, as applicable, of the undersigned, or (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the undersigned is a party or by which it or its properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the undersigned; or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the undersigned.

                  (g) The undersigned has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

The foregoing representations, warranties and agreements are made for the benefit of, and may be relied upon by, the Attorney-in-Fact, the Company, the Custodian, the Underwriters and their respective representatives, agents and counsel and are in addition to, and not in limitation of, the representations, warranties and agreements of the Selling Stockholder in the Underwriting Agreement.

5.       Irrevocability of Instruments; Termination of this Agreement.

                  (a) This Agreement, the deposit of certificates pursuant hereto and all authority hereby conferred, is granted, made and conferred subject to and in consideration of (i) the interests of the Attorney-in-Fact, the Underwriters and the Company in and for the purpose of completing the transactions contemplated hereunder and by the Underwriting Agreement and (ii) the completion of the registration of Common Stock pursuant to the Registration Statement and the other acts of the above-mentioned parties from the date hereof to and including the execution and delivery of the Underwriting
Agreement in anticipation of the sale of Common Stock, including the Shares, to the Underwriters; and the Attorney-in-Fact and the Custodian are hereby further vested with an estate, right, title and interest in and to the certificates deposited herewith for the purpose of irrevocably empowering and securing to them authority sufficient to consummate said transactions. Accordingly, this Agreement shall be irrevocable prior to __________, _____, or, if the Underwriters shall have purchased the Initial Shares by such date, the day after the last day on which the Underwriters can exercise their option under the Underwriting Agreement to purchase the Option Shares (such later date being referred to herein as the "Termination Date"); this Agreement shall remain in full force and effect until the Termination Date, unless prior to such date the Underwriting Agreement has been terminated by the Underwriters due to the failure of a condition precedent to the closing of the transactions contemplated thereby, in which case this Agreement shall at such time become null and void and, thereafter, shall have no further force or effect. The undersigned further agrees that this Agreement shall not be terminated by operation of law or upon the occurrence of any event whatsoever, including the death, disability or incompetence of the undersigned or, if the undersigned is not a natural person, upon any dissolution, winding up, distribution of assets or other event affecting the legal existence of the undersigned. If any event referred to in the preceding sentence shall occur, whether with or without notice thereof to the Attorney-in-Fact, any of the Underwriters or any other person, the Attorney-in-Fact shall nevertheless be authorized and empowered to deliver and dispose of the certificates deposited under this Agreement by the undersigned in accordance with the terms and provisions of the Underwriting Agreement and this Agreement as if such event had not occurred.

                  (b) If the sale of the Shares contemplated by this Agreement is not completed by the Termination Date, this Agreement shall terminate (without affecting any lawful action of the Attorney-in-Fact or the Custodian prior to such termination), and the Attorney-in-Fact shall cause the Custodian to return to the undersigned all certificates deposited hereunder representing Shares on or prior to such date, but only after having received payment of the undersigned's proportionate part of any expenses to be paid or borne by the Selling Stockholder. The undersigned hereby covenants with the Attorney-in-Fact that if for any reason the sale of the Shares contemplated hereby shall not be consummated, the undersigned shall pay the undersigned's proportionate share of all expenses payable by the Selling Stockholder hereunder or under the Underwriting Agreement.

6. Liability and Indemnification of the Attorney-in-Fact and Custodian. The Attorney-in-Fact and the Custodian assume no responsibility or liability to the undersigned or to any other person, other than to hold and dispose of the certificates representing the Shares, the other documents deposited hereunder, the proceeds from the sale of the Shares and any other shares of Common Stock deposited with the Custodian pursuant to the terms of this Agreement in accordance with the provisions hereof. The undersigned hereby agrees to indemnify and hold harmless the Attorney-in-Fact and the Custodian, and their respective partners, employees, agents, successors, assigns and personal representatives with respect to any act or omission of or by any of them in good faith in connection with any and all matters contemplated by this Agreement or the Underwriting Agreement.

7.       Interpretation.

                  (a) The representations, warranties and agreements of the undersigned contained herein and in the Underwriting Agreement shall survive the sale and delivery of the Shares and the termination of this Agreement and may be relied upon by the Company and its counsel, the Custodian and the Underwriters and their representatives, agents and counsel.

                  (b) The validity, enforceability, interpretation and construction of this Agreement shall be determined in accordance with the laws of the Commonwealth of Virginia applicable to contracts made and to be performed within the Commonwealth of Virginia, and this Agreement shall inure to the benefit of, and be binding upon, the undersigned and the undersigned's heirs, executors, administrators, successors and assigns, as the case may be.

                  (c) Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any such provision shall be prohibited by or invalid under applicable law, it shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

8. Notices. Any notice or communication shall be in writing and shall be delivered (i) if to the Company, to PlanVista Corporation, 4010 Boy Scout Blvd., Suite 200, Tampa, Florida 33607, Attention: Phillip S. Dingle; (ii) if to the Underwriters, care of Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209, Attention: Syndicate Department; (iii) if to the Attorney-in-Fact, care of ____________________; (iv) if to the Custodian, ____________________; and (v) if to the undersigned, at the address set forth on the signature page.

IN WITNESS WHEREOF, the undersigned has executed this Custody Agreement and
Power of Attorney this     day of        , 2002.




                                         ------------------------------

Signature of Selling Stockholder         (Please sign exactly as your name
Guaranteed* by:                          appears on your stock certificate(s)).



-----------------------------------
                                         Name and address to which notices
                                         and funds shall be sent (please print):

                                         ------------------------------
                                         (NAME)

                                         ------------------------------
                                         (STREET)

                                         ------------------------------
                                         (CITY)          (STATE)  (ZIP)




*NOTE: The signature must be guaranteed by a participant in the Medallion Signature Guarantee Program, which may be obtained from most commercial banks or trust companies in the United States or from a member firm of the New York Stock Exchange.

ACCEPTED by the Attorney-in-Fact                 ACCEPTED by the Custodian
as of the date above set forth:                  as of the date above set forth:
-----------------------------------



Attorney-in-Fact

                                                 By:___________________________


                         SEE THE ATTACHED INSTRUCTIONS

                                  INSTRUCTIONS

          (For completing the Custody Agreement and Power of Attorney)

                  A. You have been sent a copy of the Custody Agreement and Power of Attorney (the "Agreement"), including four (4) blank signature pages of the Agreement for you to sign, and a copy of a Stock Power. Please complete them, being sure to sign each of the four (4) attached signature pages of the Agreement, and return them along with your stock certificate(s) as set forth in paragraph D below. A fully executed copy of the Agreement will be returned to you; a fully executed copy of the Agreement and your stock certificate(s) will be retained by the Custodian; and a fully executed copy of the Agreement will be delivered to the Attorney-in-Fact and to the Representative.

                  B. Complete Schedule I attached hereto and fax a copy immediately to ________________ at (___) ________. The original should accompany the originally executed copy of the Agreement and the Stock Power as provided in Instruction D, below.

                  C. Each of the four (4) signature pages of the Agreement and the Stock Power deposited hereunder must be executed by you with your signature on the Agreement and the Stock Power guaranteed by a participant in the Medallion Signature Guarantee Program, which may be obtained from most commercial banks or trust companies in the United States or from a member firm of the New York Stock Exchange. Public Notaries cannot execute acceptable guarantees of signatures. Please sign the Stock Power and the Agreement exactly as your name appears on your stock certificate(s). You need not endorse the stock certificate(s) itself (themselves) if you properly execute the Stock Power.

                  D. Stock certificate(s) attached along with the executed copy of the completed Agreement and the Stock Power should be promptly returned by hand delivery or by overnight courier appropriately insured to:

If sent by overnight courier, it is recommended that the certificate(s) be sent under separate cover from the Stock Power. Your completed and executed Agreement and stock certificate(s) must be received at the above address no later than __________, 2002 to ensure that your Shares will be included in the offering. Any Agreement or Shares received after __________, 2002 may be removed from the offering, at the discretion of the Company.

                  E. If any certificate for shares of Common Stock that you submit represents a greater number of shares than the aggregate number of Shares which you agree to sell pursuant to the Underwriting Agreement, the Custodian will cause to be delivered to you in due course, but not earlier than ten (10) days after the Termination Date, a certificate for the excess number of shares.

                  F. Please contact __________ at (___) _________ or
____________ at (___) _______, if any information or representation included in the foregoing Agreement, the Underwriting Agreement or the Registration Statement should change, or if you become aware of any new information, at any time prior to termination of a thirty-one (31) day period commencing on the date of the final Prospectus for the offering.

                                                 ------------------------------
                                                  (Name of Selling Stockholder)

                                   SCHEDULE I

                  Certificate(s) for Shares of Common Stock of
                              PlanVista Corporation
                                 deposited under
                     Custody Agreement and Power of Attorney

                                                      Number of Shares of
                           Number of Shares of        Common Stock from
Certificate                Common Stock Repre-        this Certificate to
Number                     sented by Certificate      Be Sold
------------------------------------------------------------------------------
-----------                ---------------------      -------------------

-----------                ---------------------      -------------------

-----------                ---------------------      -------------------

-----------                ---------------------      -------------------

-----------                ---------------------      -------------------

                                                      -------------------
                                               Total:

                                     ANNEX A

Instruction: See Section 4, paragraph (a) on page 5 of the CUSTODY AGREEMENT AND
             POWER OF ATTORNEY.



                                CONSENT OF SPOUSE

I am the spouse of _________________________. On behalf of myself, my heirs, legatees, and assigns, I hereby join in and consent to the terms of the foregoing Custody Agreement and Power of Attorney and agree to the sale of the shares of Common Stock of PlanVista Corporation, registered in the name of my spouse or otherwise registered, which my spouse proposes to sell, or to agree to sell, pursuant to the Underwriting Agreement referred to in the Custody Agreement and Power of Attorney.

Dated:  ______________, 2002

                                              ----------------------------------
                                              (Signature of Spouse)

                                   STOCK POWER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_________________________________________ shares of Common Stock of PlanVista
Corporation and does hereby irrevocably constitute and appoint _________________ as its Attorney to transfer said shares on the books of said corporation with full power of substitution in the premises.

Dated:  ______ ___, _____

                                             Signature:
                                                      --------------------------

*Signature guaranteed by:


----------------------------------
By:
   -------------------------------


--------
* The signature must be guaranteed by a participant in the Medallion Signature Guarantee Program, which may be obtained from most commercial banks or trust companies in the United States or from a member firm of the New York Stock Exchange.

                                    Exhibit B

                            Form of Lock-up Agreement

Friedman, Billings, Ramsey & Co., Inc.
as Representative of the several Underwriters
1001 19th Street North
Arlington, Virginia  22209

Ladies and Gentlemen:

         The undersigned understands and agrees as follows:

                  1. Friedman, Billings, Ramsey & Co., Inc. ("FBR") proposes to enter into an Underwriting Agreement (the "Underwriting Agreement") with PlanVista Corporation, a Delaware corporation (the "Company"), and certain of its stockholders providing for the public offering (the "Public Offering") by the several Underwriters, including FBR (the "Underwriters"), of _________ shares (the "Shares") of the Common Stock, $0.01 par value, of the Company (the "Common Stock"), and in connection therewith, the Company has filed a registration statement, File No. 333-66540 (as amended, the "Registration Statement") with the Securities and Exchange Commission.

                  2. After consultation, the Company and FBR, acting as representative of the Underwriters for the Public Offering, have agreed that sales by certain officers, directors, stockholders and affiliates of the Company within the 180-day period after the date of effectiveness of the Registration Statement could have an adverse effect on the market price for the Common Stock and that the public to whom the Common Stock is being offered should be protected for a reasonable time from the impact of such sales.

                  3. It is in the best interest of the Company and its officers, directors and stockholders to have a successful public offering and stable and orderly public market thereafter.

         To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of FBR on behalf of the Underwriters, it will not, during the period commencing on the effective date of the Registration Statement and ending 180 days after the date of the final prospectus relating to the Public Offering, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any equity securities of the Company or any securities convertible into or exercisable or exchangeable for equity securities of the Company or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of equity securities of the Company, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise[, ].

         This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to principles of conflict of laws.

         Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to the Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

                                                     Very truly yours,


                                                     -------------------------
                                                     (Name)


                                                     -------------------------

                                                     -------------------------
                                                     (Address)





                                       B-2